UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2023 (May 11, 2023)

Assurant, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Interstate North Circle SE
Atlanta, Georgia 30339
(770) 763-1000
(Address, including zip code, and telephone number, including area code, of Registrant's Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
5.25% Subordinated Notes due 2061	AIZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 11, 2023, Assurant, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders: (1) elected each of the nominees listed below to the Company’s Board of Directors to serve until the 2024 annual meeting of stockholders or until their respective successors have been elected and qualified; (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; (3) approved, by non-binding advisory vote, the 2022 compensation of the Company’s named executive officers; and (4) approved, by non-binding advisory vote, the frequency of the non-binding advisory vote on executive compensation.

In accordance with the results of the frequency of the non-binding advisory vote on executive compensation in Proposal 4, the Company has decided that, until the next such required vote, it will include a non-binding advisory vote on executive compensation in its proxy materials every year.

The following is a summary of the votes cast, as well as the number of abstentions and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

Proposal 1:    Election of Directors.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Elaine D. Rosen	44,704,812	2,247,871	77,958	3,049,888
Paget L. Alves	46,815,245	133,587	81,809	3,049,888
Rajiv Basu	46,811,200	137,221	82,220	3,049,888
J. Braxton Carter	46,703,294	249,311	78,036	3,049,888
Juan N. Cento	45,160,677	1,791,508	78,456	3,049,888
Keith W. Demmings	46,536,262	416,610	77,769	3,049,888
Harriet Edelman	46,629,324	315,898	85,419	3,049,888
Sari Granat	46,551,809	382,539	96,293	3,049,888
Lawrence V. Jackson	44,804,166	2,136,302	90,173	3,049,888
Debra J. Perry	46,523,942	424,221	82,478	3,049,888
Ognjen (Ogi) Redzic	46,800,896	146,451	83,294	3,049,888
Paul J. Reilly	45,504,631	1,446,192	79,818	3,049,888
Robert W. Stein	45,798,218	1,152,989	79,434	3,049,888

Proposal 2:    Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent
Registered Public Accounting Firm for Fiscal Year 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,029,086	2,012,065	39,378	N/A

Proposal 3:    Non-Binding Advisory Vote on the 2022 Compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,077,592	1,854,196	98,853	3,049,888

Proposal 4:    Non-Binding Advisory Vote on the Frequency of the Non-Binding Advisory Vote on Executive
Compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
45,642,567	13,217	1,329,533	45,324	3,049,888

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: May 12, 2023	By:	/s/ Mariana Wisk
Name: Mariana Wisk
Title: Senior Vice President and Corporate Secretary